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                                                                   Exhibit 10.13

                                  SCHEDULE D

                                 PROJECT ORDER
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This Project Order confirms the mutual understanding and agreement of
Bristol-Myers Squibb Company ("B-MS") and Mediconsult (the "Company") as to terms under which this Company will provide to B-MS the services described in this Project Order (the "Order").

This Order is being entered into in accordance with the provisions of the Medical Education Services Agreement dated as of between B-MS and the Company (the "Agreement"), and except as otherwise provided in this Order, all applicable provisions of the Agreement are incorporated into this Order by this reference and each term defined in the Agreement will have the same meaning when used in this Order.

The term of this Order will commence on 3/31/00 (the "Project Effective Date"), and will continue thereafter until completion of the services described on the attached Schedule D-1, D-2, as the case may be, unless terminated earlier in accordance with the terms of the Agreement.

The Company and B-MS agree that the Company will perform the services described in the attached Schedule D-1, D-2. For the services and resources provided by the Company to B-MS under this Order, B-MS will pay the Company the amount set forth in Schedule D-3, hereto, in accordance with Article 4.0 of the Agreement.

     IN WITNESS WHEREOF, the parties hereto, each by a duly authorized representative, have entered into this Order this 31st day of March 2000.

Bristol-Myers Squibb Company               Mediconsult.com Limited

By: /s/ Brian Markson                      By: /s/ Robert Jennings
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Name: Brian Markson                        Name: Robert Jennings
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Title: President MD                        Title: CEO
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Date: 3/31/00                              Date: 3/31/00
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